UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2013

TAKE-TWO INTERACTIVE SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-29230	51-0350842
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

622 Broadway, New York, New York	10012
(Address of principal executive offices)	(Zip Code)

(646) 536-2842

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 18, 2013, the stockholders of Take-Two Interactive Software, Inc. (the “Company”) approved an amendment (the “Plan Amendment”) to the Take-Two Interactive Software, Inc. 2009 Stock Incentive Plan (the “Plan”) at the Company’s annual meeting of stockholders (the “Annual Meeting”). Additional information regarding the results of the Company’s Annual Meeting is set forth below in this Report under Item 5.07.

The Plan Amendment amends the Plan to increase the number of shares of common stock available under the Plan by an additional 5,250,000 shares, from 15,450,000 to 20,700,000 shares (Section 4.1(a)).

The foregoing description of the Plan Amendment is qualified in its entirety by the full text of the Plan Amendment, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

On September 18, 2013, the Company held its Annual Meeting in New York, New York. As of the record date for the Annual Meeting, the Company had 92,879,333 shares of Common Stock issued and outstanding. At the Annual Meeting, 83,037,515 shares of Common Stock were represented in person or by proxy. The following matters were submitted to a vote of the stockholders at the Annual Meeting:

(a)    Votes regarding the election of the persons named below as directors for a term expiring at the annual meeting of stockholders in 2014 and until their respective successors have been duly elected and qualified were as follows:

	For	Withhold
Strauss Zelnick	71,211,253	2,691,756
Robert A. Bowman	70,039,089	3,863,920
SungHwan Cho	56,451,055	17,451,954
Michael Dornemann	72,346,587	1,556,422
Brett Icahn	66,311,574	7,591,435
J Moses	72,351,915	1,551,094
James M. Nelson	69,039,952	4,863,057
Michael Sheresky	72,130,324	1,772,685

There were 9,134,506 Broker Non-Votes for the directors.

Based on the votes set forth above, the foregoing persons were duly elected to serve as directors, for a term expiring at the annual meeting of stockholders in 2014 and until their respective successors have been duly elected and qualified.

(b)    Votes regarding the approval of the Plan Amendment to increase the available shares reserved thereunder by 5,250,000 were as follows:

For	Against	Abstain	Broker Non-Votes
60,809,398	12,620,979	472,632	9,134,506

Based on the votes set forth above, the Plan Amendment to increase the available shares reserved thereunder by 5,250,000 was duly approved by our stockholders.

(c)    Advisory votes regarding the approval of the compensation of the named executive officers were as follows:

For	Against	Abstain	Broker Non-Votes
57,588,240	14,465,664	1,849,105	9,134,506

Based on the advisory votes set forth above, the compensation of the named executive officers was duly approved, on an advisory basis, by our stockholders.

(d)    Votes regarding ratification of the appointment of Ernst & Young LLP as independent auditors of the Company to serve for the fiscal year ending March 31, 2014, were as follows:

For	Against	Abstain
82,492,801	68,936	475,778

Based on the votes set forth above, the appointment of Ernst & Young LLP as independent auditors of the Company to serve for the fiscal year ending March 31, 2014 was duly ratified by our stockholders.

Item 9.01.                                        Financial Statements and Exhibits.

(d)    Exhibits. The following exhibit is being filed herewith:

10.1                                             Amended and Restated Take-Two Interactive Software, Inc. 2009 Stock Incentive Plan (incorporated by reference to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on July 29, 2013).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TAKE-TWO INTERACTIVE SOFTWARE, INC.
(Registrant)

By:	/s/ Linda Zabriskie
Linda Zabriskie
Vice President, Associate General Counsel and Secretary

Date:  September 19, 2013

EXHIBIT INDEX

Exhibit	Description

10.1

Amended and Restated Take-Two Interactive Software, Inc. 2009 Stock Incentive Plan (incorporated by reference to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on July 29, 2013).